UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 Current Report

                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

                          Date of Report: July 22, 2004
                                          -------------

                               ENESCO GROUP, INC.
             (Exact name of registrant as specified in its charter)

                                     0-1349
                                     ------
                             Commission file number

            Illinois                                    04-1864170
(State of or other jurisdiction of         (I.R.S. Employer Identification No.)
 incorporation or organization)

                                225 Windsor Drive
                             Itasca, Illinois 60143
               (Address of principal executive offices) (Zip Code)

                                 (630) 875-5300
                         (Registrant's telephone number,
                              including area code)

--------------------------------------------------------------------------------

ITEM 7.  EXHIBITS

A copy of the Press Release issued by Enesco Group, Inc. (the "Company"), dated July 22, 2004, is attached hereto as Exhibit 99 and is incorporated herein by reference.

ITEM 9.  REGULATION FD DISCLOSURE

On July 22, 2004, the Company issued a press release regarding the acquisition of Dartington Crystal Limited by its UK subsidiary, Enesco Limited. The press release of the Company is attached hereto as Exhibit 99. This information, furnished under "Item 9. Regulation FD Disclosure", shall not be deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that section, nor shall it be deemed to be incorporated by reference in any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       ENESCO GROUP, INC.



Date:  July 22, 2004                   By:  /s/ Thomas F. Bradley
                                            ------------------------------
                                                Thomas F. Bradley
                                                Chief Financial Officer

                                  EXHIBIT INDEX



Exhibit
 No.        Description
-------     -----------
 99 Company Press Release dated July 22, 2004 announcing the acquisition of Dartington Crystal Limited by its UK subsidiary, Enesco Limited.